EXHIBIT 99.2

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing a statement on Schedule 13D jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D and any amendments thereto with respect to the Ordinary Shares beneficially owned by each of them, of ProQR Therapeutics N.V., a public company with limited liability incorporated under the laws of the Netherlands. This Joint Filing Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D and amendments thereto.

Dated: May 28, 2025

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VAN HERK INVESTMENTS B.V.

By:	/s/ Erik G.A. Esveld
Name: Erik G.A. Esveld
Title: Attorney-In-Fact*

VAN HERK INVESTMENTS THI B.V.

By:	/s/ Erik G.A. Esveld
Name: Erik G.A. Esveld
Title: Attorney-In-Fact*

VAN HERK PRIVATE EQUITY INVESTMENTS B.V.

By:	/s/ Erik G.A. Esveld
Name: Erik G.A. Esveld
Title: Attorney-In-Fact*

STICHTING ADMINISTRATIEKANTOOR PENULATA

By:	/s/ Erik G.A. Esveld
Name: Erik G.A. Esveld
Title: Attorney-In-Fact*

VAN HERK MANAGEMENT SERVICES B.V.

By:	/s/ Erik G.A. Esveld
Name: Erik G.A. Esveld
Title: Attorney-In-Fact*

ONROEREND GOED BEHEER- EN
BELEGGINGSMAATSCHAPPIJ A. VAN HERK B.V.

By:	/s/ Erik G.A. Esveld
Name: Erik G.A. Esveld
Title: Attorney-In-Fact*

A. VAN HERK HOLDING B.V.

By:	/s/ Erik G.A. Esveld
Name: Erik G.A. Esveld
Title: Attorney-In-Fact*

* Pursuant to a Power of Attorney, dated as of September 16, 2019, by and among the Reporting Persons.

STICHTING ADMINISTRATIEKANTOOR ABCHRYS

By:	/s/ Erik G.A. Esveld
Name: Erik G.A. Esveld
Title: Attorney-In-Fact*

ADRIANUS VAN HERK

By:	/s/ Erik G.A. Esveld
Name: Erik G.A. Esveld
Title: Attorney-In-Fact*

* Pursuant to a Power of Attorney, dated as of September 16, 2019, by and among the Reporting Persons.

[Signature page to Joint Filing Agreement]

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